Supplement dated February 27, 2025
to the following statutory prospectus(es):
M&T All American dated May 1, 2024
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The January 23, 2025 supplement addressed the merger of the NVIT BNY Mellon Core Plus Bond Fund: Class II and the NVIT Loomis Core Bond Fund: Class II effective on or about February 28, 2025. The following changes apply:
•
The NVIT Loomis Core Bond Fund: Class II is no longer available to receive transfers or new purchase payments effective February 28, 2025.
•
There is no availability restriction for the NVIT Loomis Core Bond Fund: Class I, it is available for all contracts effective February 28, 2025.
Accordingly, the following changes apply to the statutory prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Fixed Income	NVIT Loomis Core Bond Fund: Class II This underlying mutual fund is no longer available to receive transfers or new purchase payments effective February 28, 2025 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.84%*	5.05%	0.47%	1.44%
Fixed Income	NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.59%*	5.19%	0.70%	1.69%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-0977